UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): June 30, 2006


                           SECURITY FEDERAL CORPORATION
              (Exact name of registrant as specified in its charter)

     South Carolina                  0-16120                      57-0858504
----------------------------    -----------------         -------------------
(State or other jurisdiction       (Commission               (IRS Employer
    of incorporation)              File Number)            Identification No.)

1705 Whiskey Road South, Aiken, South Carolina                     29801
--------------------------------------------------         -------------------
(Address of principal executive offices)                         (Zip Code)

     Registrant's telephone number (including area code):  (803) 641-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry Into a Material Definitive Agreement.
-----------------------------------------------------

   On June 30, 2006, Security Federal Corporation (the "Company"), the holding company for Security Federal Bank, announced that it had completed the acquisition of the insurance and premium finance businesses of Collier Jennings Financial Corporation and its subsidiaries Collier-Jennings, Inc., The Auto Insurance Store, Inc., and Collier-Jennings Premium Pay Plans, Inc. (the "Collier-Jennings Companies"). The Company entered into a Merger Agreement and Plan of Merger ("Merger Agreement") to acquire the Collier-Jennings Companies on June 9, 2006. The signing of the letter of intent was announced by the Company on June 5, 2006.

   Additional information concerning the proposed acquisition is contained in the Company's press release, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits
--------------------------------------------

       (c)    Exhibits

       99.1   Press Release of Security Federal Corporation dated June 30,
              2006.

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                                SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       SECURITY FEDERAL CORPORATION

Date: June 30, 2006                    By: /s/Timothy W. Simmons
                                           --------------------------------
                                           Timothy W. Simmons
                                           Chief Executive Officer

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                                 Exhibit 99.1

                       Press Release Dated June 30, 2006

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                      SECURITY FEDERAL COMPLETES ACQUISITION
                        OF THE COLLIER JENNINGS COMPANIES

AIKEN, S.C.--June 30, 2006--Security Federal Corporation (OTCBB: SFDL-News), the holding company for Security Federal Bank, announced it had completed the acquisition of the Collier Jennings Companies. Gerald Jennings, the former president of Collier Jennings Financial Corporation, was appointed president of the insurance operations of the acquired company, which will continue conducting business using the Collier-Jennings name. The transaction was initially announced on June 5, 2006 in connection with the signing of a letter of intent, and followed by the Company's announcement of the signing of a definitive merger agreement on June 9, 2006.

Collier Jennings was founded in 1974 and offers insurance and related insurance products to the retail market in the Aiken, South Carolina and Augusta, Georgia market area through its three subsidiaries: Collier-Jennings, Inc., The Auto Insurance Store, Inc. and Collier-Jennings Premium Pay Plans, Inc. Collier Jennings employs 10 licensed agents and has a total of 15 employees. Collier Jennings has offices in Aiken and North Augusta, South Carolina and Augusta, Georgia. It is currently anticipated that the number of offices will be increased to correspond to Security Federal Bank's market areas in Aiken, Lexington and Richland Counties in South Carolina and in Augusta, Georgia.

Security Federal Bank has 11 full-service banking locations in Aiken, Clearwater, Graniteville, Langley, Lexington, North Augusta, Wagener, and West Columbia, South Carolina. Construction will begin in September on a new branch location in Evans, Georgia. In addition to insurance, financial services are provided by Security Federal Investments, Inc., and Security Federal Trust, Inc. Security Federal Bank was founded in 1922 in Aiken, South Carolina.

Certain matters discussed in this press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to, among other things, expectations of the business environment in which the Corporation operates, projections of future performance, and perceived opportunities in the market. These forward-looking statements are based upon current management expectations and may, therefore, involve risks and uncertainties. The Company's actual results, performance, or achievements may differ materially from those suggested, expressed, or implied by forward-looking statements as a result of a wide variety or range of factors and risks. Accordingly, undue reliance should not be placed on such forward-looking statements. The Corporation undertakes no responsibility to update or revise any forward-looking statements.

Contact:
Security Federal Corporation
Chris Verenes, 803-641-3010

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